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                                                                    EXHIBIT 10.7

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 20, 2003, is executed by and among T-3 ENERGY SERVICES, INC., a Delaware corporation (the "Borrower"), certain Banks party hereto (the "Banks") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Banks (the "Agent").

                                    RECITALS:

         A. The Borrower, the Agent and the Banks are party to that certain Credit Agreement dated as of December 17, 2001 (as amended, extended, renewed, or restated from time to time, the "Agreement"), pursuant to which the Banks have extended credit to the Borrower in the form of a (a) revolving credit facility to the Borrower not to exceed $41,500,000 outstanding at any time, with a $2,500,000 sublimit for letters of credit and (b) single advance term loan in the original principal amount of $16,500,000.

         B. The Borrower, the Agent and the Banks desire to amend the Agreement to modify certain covenants and other terms and conditions, and to de-designate certain Subsidiaries as Guarantors, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound (all provisions of this Amendment being effective as of the date hereof):

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

Section 2.01 Amendment to Section 10.3. Section 10.3(d) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(d)     any such merger or consolidation of the Borrower or a
         Subsidiary of the Borrower into, with or to any other Person or any such purchase or other acquisition by the Borrower or any Subsidiary of the Borrower of the assets or stock of any other Person where (i) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (ii) the Borrower and its Subsidiaries, taken as a

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         whole, are in pro forma compliance with all the financial covenants set forth in Article XI taking into account such purchase or acquisition;
         (iii) such Person (or its board of directors or similar body) has approved such acquisition or other purchase; (iv) taking into account and including all such transactions since the Effective Date, (A) the aggregate consideration to be paid or Funded Debt incurred (or assumed) by the Borrower and its Subsidiaries in connection with any single purchase or acquisition is not greater than $10,000,000 and (B) the aggregate consideration to be paid or Funded Debt incurred (or assumed) by the Borrower and its Subsidiaries in connection with all such purchases or acquisitions is not greater than $30,000,000; and (v) prior to the consummation of any such purchase or acquisition, the Borrower delivers to the Agent evidence satisfactory to the Agent that, after giving effect to such purchase or acquisition, the amount available to be borrowed pursuant to Section 2.1(a) of this Agreement shall be greater than or equal to $5,000,000; and"

Section 2.02 Amendment to Section 11.3. Section 11.3 of the Agreement is hereby amended and restated in its entirety, as follows:

                  Section 11.3 Funded Debt to EBITDA Ratio. The Borrower and its Subsidiaries will maintain at all times, on a consolidated basis, a Funded Debt to EBITDA Ratio of not greater than (a) 3.00 to 1.00 from January 1, 2003 through and including June 30, 2003, (b) 2.75 to 1.00 from July 1, 2003 through and including December 31, 2003, and (c) 2.50 to 1.00 at all times thereafter. The Funded Debt to EBITDA Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter.

Section 2.03 Revocation of Designation of Certain Guarantors. The Borrower has represented to the Agent that the following Subsidiaries (collectively, the "De-Designated Subsidiaries") are not Material Subsidiaries:

                  (a)      First Texas Credit Corporation;

                  (b)      Losco, Inc.;

                  (c)      Rex Machinery Movers, Inc.;

                  (d)      United Wellhead Services of Louisiana, Inc.;

                  (e)      Wellhead Recycling, Inc.;

                  (f)      ARC Disposition, Inc. (f/k/a American Rivet Company,
                           Inc.);

                  (g)      Philform, Inc.;

                  (h)      OF Acquisition, L.P.;

                  (i)      T-3 Management LP, Inc.;

                  (j)      Cor-Val LP, Inc.;

                  (k)      Preferred Industries LP, Inc.; and

                  (l)      O&M Equipment LP, Inc.

         Therefore, pursuant to Section 4.19(c) of the Agreement, the Borrower hereby revokes its designation of each of the De-Designated Subsidiaries as a Guarantor. The Agent and the Required Banks hereby (a) accept such foregoing revocation, and (b) agree that no mandatory

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prepayment under Section 4.4(a) is due in respect of such revocation. Upon this
Amendment being effective (irrespective of any notice requirement in Section 4.19(c)), (a) each such De-Designated Subsidiary is hereby released from all of its obligations under any and all Loan Documents in accordance with Section 4.19(c) of the Agreement, and (b) the Agent has delivered (i) all appropriate lien release documents and Uniform Commercial Code termination statements to release its Liens on the assets owned and/or leased by the De-Designated Subsidiaries, (ii) the originals of any applicable Guaranty Agreement executed by each such De-Designated Subsidiary, (iii) the original stock certificates described on Exhibit B attached to this Agreement (and the original stock powers that correspond to such stock certificates), and (iv) such other documents, releases or other instruments in respect of such revocation as the Borrower may reasonably request.

Section 2.04 Amendment to Section 10.3(c). Section 10.3(c) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(c)     any such purchase or other acquisition by the
         Borrower of the assets or stock of any Guarantor or any Subsidiary of the Borrower, or by any Guarantor of the assets or stock of any Subsidiary of the Borrower;"

Section 2.05 Addition of Section 10.12. The following language is added to the Agreement as Section 10.12:

                  Section 10.12 Restrictions on Certain Subsidiaries. Notwithstanding any other provision of the Agreement, the Borrower will not permit any of T-3 Management LP, Inc., Cor-Val LP, Inc., Preferred Industries LP, Inc., or O&M Equipment LP, Inc. to: (i) incur, create or assume any Debt, (ii) grant any Liens on its assets, (iii) incur, create or assume any liabilities other than liabilities arising by operation of law and the costs of maintaining its corporate existence, or (iv) engage in any trade or business other than acting as a limited partner in the limited partnership in which it currently acts as a limited partner.

                                  ARTICLE III

                              Conditions Precedent

Section 3.01 Conditions to Effectiveness of Amendment. This Amendment shall not be effective until the Agent shall have received each of the documents or other items described on Exhibit A attached to this Amendment, in form and substance satisfactory to the Agent and the Agent's counsel.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

Section 4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed

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and shall continue in full force and effect. The Borrower, the Agent and the
Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 4.02 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the certificate of incorporation, bylaws or other organizational documents of the Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except for those that relate solely to a specific date or have changed as a result of transactions permitted by the Credit Agreement, (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (iv) after giving effect to this Amendment, the Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

Section 5.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Bank shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

Section 5.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.03 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and the Banks.

Section 5.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.06 Effect of Waiver. No consent or waiver, express or implied, by the Agent or any

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Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.08 ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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         EXECUTED effective as of the date first written above.

                           BORROWER:

                           T-3 ENERGY SERVICES, INC.

                           By: /s/ STEVEN J. BRADING
                              --------------------------------------------------
                               Steven J. Brading, Vice President

                           AGENTS AND BANKS:

                           WELLS FARGO BANK TEXAS, NATIONAL
                           ASSOCIATION, as Agent and a Bank

                           By: /s/ SCOTT GILDEA
                              --------------------------------------------------
                               Scott Gildea, Assistant Vice President

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION,
                           as Co-Arranger, Syndication Agent and a Bank

                           By: /s/ THOMAS S. BECK
                              --------------------------------------------------
                               Name:  Thomas S. Beck
                               Title: Duly Authorized Signatory

                           COMERICA BANK - TEXAS, as a Bank

                           By: /s/ KENYATTA GIBBS
                              --------------------------------------------------
                               Name:  Kenyatta Gibbs
                               Title: Vice President

                           WHITNEY NATIONAL BANK, as a Bank

                           By: /s/ EDGAR W. SANTA CRUZ III
                              --------------------------------------------------
                               Name:  Edgar W. Santa Cruz III
                               Title: Vice President

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         The undersigned Guarantors hereby consent and agree to this Amendment and agree that the guaranty agreement respecting the Obligations, as applicable, to which it is party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors enforceable against the Guarantors in accordance with its terms.

                           Bolt Manufacturing Co., Inc.
                           Control Products of Louisiana, Inc.
                           Cor-Val Holdings, Inc.
                           Landreth Metal Forming, Inc.
                           Moores Pump & Services, Inc.
                           O&M Equipment Holdings, Inc.
                           Preferred Industries Holdings, Inc.
                           The Rex Group, Inc.
                           Total Power Systems, Inc.
                           TPS Total Power Systems, Inc. (f/k/a TPS Coastal
                              Electric, Inc.)
                           T-3 Machine Tools, Inc. (f/k/a Regal Machine Tool,
                              Inc.)
                           T-3 Management Holdings, Inc.
                           WHIR Acquisition, Inc.

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                               Steven J. Brading, Vice President of each
                               of the foregoing companies

                           A&B Bolt & Supply, Inc.
                           Manifold Valve Services, Inc.
                           LSS-Lone Star-Houston, Inc.
                           Pipeline Valve Specialty, Inc.
                           United Wellhead Services, Inc.

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                               Steven J. Brading, Vice President

                           T-3 Support Services, Inc.

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                               Steven J. Brading, Vice President

                           T-3 Financial Services LP, Inc.

                           By: /s/ GILBERT B. WARREN
                              ------------------------------------------------
                               Gilbert B. Warren, President

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                           Cor-Val L.P.

                           By: Cor-Val Holdings, Inc.,
                               its sole general partner

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                                 Steven J. Brading, Vice President

                           T-3 Management Services, L.P.

                           By: T-3 Management Holdings, Inc.,
                               its sole general partner

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                                 Steven J. Brading, Vice President

                           Preferred Industries, L.P.

                           By: Preferred Industries Holdings, Inc.,
                               its sole general partner

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                                 Steven J. Brading, Vice President

                           O&M Equipment, L.P.

                           By: O&M Equipment Holdings, Inc.,
                               its sole general partner

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                                 Steven J. Brading, Vice President

                           T-3 Financial Services, L.P.

                           By: T-3 Management Holdings, Inc.,
                               its sole general partner

                           By: /s/ STEVEN J. BRADING
                              ------------------------------------------------
                                 Steven J. Brading, Vice President